The Bank of New York Mellon Corporation

Quarterly Financial Trends

October 19, 2017

THE BANK OF NEW YORK MELLON CORPORATION - CONSOLIDATED CORPORATE EARNINGS - 11 Quarter Trend

	2015				2016				2017
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Revenue:
Investment services fees
Asset servicing	$1,038	$1,060	$1,057	$1,032	$1,040	$1,069	$1,067	$1,068	$1,063	$1,085	$1,105
Clearing services	344	347	345	339	350	350	349	355	376	394	383
Issuer services	232	234	313	199	244	234	337	211	251	241	288
Treasury services	137	144	137	137	131	139	137	140	139	140	141
Total investment services fees	1,751	1,785	1,852	1,707	1,765	1,792	1,890	1,774	1,829	1,860	1,917
Investment management and performance fees (a)	867	878	829	864	812	830	860	848	842	879	901
Foreign exchange & other trading revenue	229	187	179	173	175	182	183	161	164	165	173
Distribution and servicing	41	39	41	41	39	43	43	41	41	41	40
Financing-related fees	40	58	71	51	54	57	58	50	55	53	54
Investment and other income (a)	60	104	59	93	105	74	92	70	77	122	63
Total fee revenue (a)	2,988	3,051	3,031	2,929	2,950	2,978	3,126	2,944	3,008	3,120	3,148
Net securities gains	24	16	22	21	20	21	24	10	10	—	19
Total fee and other revenue (a)	3,012	3,067	3,053	2,950	2,970	2,999	3,150	2,954	3,018	3,120	3,167
Income (loss) from consolidated investment management funds (a)	52	40	(22)	16	(6)	10	17	5	33	10	10
Net interest revenue	728	779	759	760	766	767	774	831	792	826	839
Total revenue (a)	3,792	3,886	3,790	3,726	3,730	3,776	3,941	3,790	3,843	3,956	4,016
Provision for credit losses	2	(6)	1	163	10	(9)	(19)	7	(5)	(7)	(6)
Noninterest expense	2,637	2,603	2,603	2,610	2,555	2,554	2,564	2,564	2,582	2,590	2,596
Amortization of intangible assets	66	65	66	64	57	59	61	60	52	53	52
Merger & integration, litigation and restructuring charges	(3)	59	11	18	17	7	18	7	8	12	6
Total noninterest expense	2,700	2,727	2,680	2,692	2,629	2,620	2,643	2,631	2,642	2,655	2,654
Income before taxes	1,090	1,165	1,109	871	1,091	1,165	1,317	1,152	1,206	1,308	1,368
Provision for income taxes	280	276	282	175	283	290	324	280	269	332	348
Net income	810	889	827	696	808	875	993	872	937	976	1,020
Net income (loss) attributable to noncontrolling interest (a)(b)	(31)	(36)	6	(3)	9	(2)	(6)	(2)	(15)	(1)	(2)
Preferred stock dividends	(13)	(23)	(13)	(56)	(13)	(48)	(13)	(48)	(42)	(49)	(35)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$766	$830	$820	$637	$804	$825	$974	$822	$880	$926	$983
Earnings per share (c)	$0.67	$0.73	$0.74	$0.57	$0.73	$0.75	$0.90	$0.77	$0.83	$0.88	$0.94

Pre-tax operating margin (a)	29%	30%	29%	23%	29%	31%	33%	30%	31%	33%	34%
Adjusted pre-tax operating margin - Non-GAAP (a)(d)	30%	33%	31%	30%	31%	33%	35%	32%	33%	35%	35%
Return on common equity (annualized) - GAAP	8.8%	9.4%	9.1%	7.1%	9.2%	9.3%	10.8%	9.3%	10.2%	10.4%	10.6%
Return on tangible common equity (annualized) - Non-GAAP (d)	20.3%	21.5%	20.8%	16.2%	20.6%	20.4%	23.5%	20.4%	22.2%	21.9%	21.9%
Percent of non-US total revenue	36%	36%	37%	34%	33%	34%	36%	34%	34%	35%	36%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
(b) Primarily attributable to noncontrolling interests related to consolidated investment management funds.
(c) The second quarter of 2015 includes a $0.03 per share charge related to litigation and restructuring. The fourth quarter of 2015 includes an $0.11 per share charge for the impairment charge related to a court decision regarding Sentinel, litigation and restructuring charges. The first quarter, second quarter and third quarter of 2016 each include a $0.01 per share charge related to litigation and restructuring. The third quarter of 2016 also includes a $0.01 per share recovery of the previously impaired Sentinel loan. The first quarter of 2017 includes a $0.03 per share tax benefit on stock compensation.

(d) Non-GAAP excludes net (loss) income attributable to noncontrolling interests related to consolidated investment management funds, M&I, litigation and restructuring charges (recoveries), amortization of intangible assets, the impairment charge related to a court decision regarding Sentinel, and a recovery of the previously impaired Sentinel loan, if applicable. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 22 of the Quarterly Earnings Release dated October 19, 2017, for the third quarter of 2017 (the "Quarterly Earnings Release"), furnished as an exhibit to the Current Report on Form 8-K to which these Quarterly Financial Trends are furnished as an exhibit. Also, see "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.

Note: See pages 4 through 7 for additional details of revenue/expense items impacting consolidated results.

3

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE - 11 Quarter Trend

	2015				2016				2017
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Investment services fees:
Asset servicing	$995	$1,011	$1,019	$986	$990	$1,017	$1,016	$1,014	$1,014	1,037	$1,058
Securities lending	43	49	38	46	50	52	51	54	49	48	47
Clearing services	344	347	345	339	350	350	349	355	376	394	383
Issuer services	232	234	313	199	244	234	337	211	251	241	288
Treasury services	137	144	137	137	131	139	137	140	139	140	141
Total investment services fees	1,751	1,785	1,852	1,707	1,765	1,792	1,890	1,774	1,829	1,860	1,917
Investment management and performance fees (a)	867	878	829	864	812	830	860	848	842	879	901
Foreign exchange and other trading revenue	229	187	179	173	175	182	183	161	164	165	173
Distribution and servicing	41	39	41	41	39	43	43	41	41	41	40
Financing-related fees	40	58	71	51	54	57	58	50	55	53	54
Investment and other income (a)	60	104	59	93	105	74	92	70	77	122	63
Total fee revenue (a)	2,988	3,051	3,031	2,929	2,950	2,978	3,126	2,944	3,008	3,120	3,148
Net securities gains	24	16	22	21	20	21	24	10	10	—	19
Total fee and other revenue (a)	$3,012	$3,067	$3,053	$2,950	$2,970	$2,999	$3,150	$2,954	$3,018	$3,120	$3,167
Fee revenue as a percentage of total revenue	79%	79%	81%	79%	79%	79%	79%	78%	78%	79%	78%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).

4

THE BANK OF NEW YORK MELLON CORPORATION - Average Balances and Interest Rates - 11 Quarter Trend

	2015								2016
	March 31		June 30		Sept. 30		Dec. 31		March 31
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average	Average
(dollar amounts in millions)									balance	rate

Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$22,071	0.56%	$20,235	0.56%	$20,549	0.45%	$19,301	0.45%	$14,909	0.69%
Interest-bearing deposits with Federal Reserve & other central banks	81,160	0.23	81,846	0.21	84,175	0.20	84,880	0.18	89,092	0.28
Federal funds sold and securities purchased under resale agreements	20,416	0.59	23,545	0.61	25,366	0.61	24,147	0.69	23,623	0.84
Margin loans	20,051	1.00	20,467	1.01	19,839	1.05	19,321	1.09	18,907	1.34
Non-margin loans:
Domestic offices	25,256	2.14	26,716	2.06	27,411	2.15	27,751	2.06	28,506	2.21
Foreign offices	12,628	1.24	13,893	1.19	14,407	1.13	14,892	1.17	13,783	1.39
Total non-margin loans	37,884	1.84	40,609	1.77	41,818	1.80	42,643	1.75	42,289	1.95
Securities:
U.S. government obligations	27,454	1.38	28,331	1.42	23,935	1.52	23,955	1.53	24,479	1.50
U.S. government agency obligations	52,744	1.68	56,332	1.77	55,624	1.76	55,441	1.81	55,966	1.79
Obligations of states and political subdivisions	5,213	2.64	5,021	2.67	4,465	2.81	4,164	2.80	3,979	2.89
Other securities	38,065	1.33	38,957	1.24	37,164	1.28	35,972	1.25	34,114	1.22
Trading securities	3,046	2.46	3,253	2.63	2,737	2.74	2,786	2.79	3,320	2.16
Total securities	126,522	1.57	131,894	1.59	123,925	1.63	122,318	1.65	121,858	1.62
Total interest-earning assets	308,104	1.07	318,596	1.08	315,672	1.08	312,610	1.08	310,678	1.16
Allowance for loan losses	(191)		(190)		(184)		(181)		(157)
Cash and due from banks	6,204		6,785		6,140		5,597		3,879
Other assets	51,966		50,808		49,700		48,849		48,845
Assets of consolidated investment funds (a)	2,328		2,280		2,125		1,715		1,309
Total Assets (a)	$368,411		$378,279		$373,453		$368,590		$364,554

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$10,021	0.12%	$10,322	0.13%	$10,623	0.13%	$9,292	0.12%	$8,249	0.11%
Savings	1,429	0.30	1,326	0.27	1,279	0.27	1,217	0.27	1,235	0.27
Other time deposits	43,259	0.04	46,807	0.03	43,529	0.04	43,061	0.03	42,678	0.04
Foreign offices	104,811	0.03	112,261	—	114,322	—	106,764	—	109,855	0.03
Total interest-bearing deposits	159,520	0.04	170,716	0.02	169,753	0.02	160,334	0.01	162,017	0.04
Federal funds purchased and securities sold under repurchase agreements	13,877	(0.09)	16,732	(0.02)	14,796	(0.04)	20,349	(0.03)	18,689	0.20
Trading Liabilities	795	1.07	632	1.84	475	1.42	638	1.34	551	1.43
Other borrowed funds	2,108	0.50	3,795	0.37	2,823	0.35	733	1.13	781	0.96
Payables to customers and broker-dealers	10,932	0.07	11,234	0.07	11,504	0.06	12,904	0.06	16,801	0.09
Long-term debt	20,199	1.21	20,625	0.99	21,070	1.21	21,418	1.19	21,556	1.57
Total interest-bearing liabilities	207,431	0.15	223,734	0.12	220,421	0.14	216,376	0.14	220,395	0.21
Total noninterest-bearing deposits	89,592		84,890		85,046		85,878		82,944
Other liabilities	32,341		29,840		27,880		26,530		22,300
Liabilities and obligations of consolidated investment funds (a)	1,004		857		841		629		259
Total The Bank of New York Mellon Corporation Shareholders' Equity	37,048		37,829		38,140		38,216		37,804
Noncontrolling interest (a)	995		1,129		1,125		961		852
Total liabilities and shareholders' equity (a)	$368,411		$378,279		$373,453		$368,590		$364,554
Net interest margin - GAAP		0.95%		0.98%		0.96%		0.97%		0.99%
Net interest margin - Taxable equivalent basis - Non-GAAP (b)		0.97%		1.00%		0.98%		0.99%		1.01%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
(b) See "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.
Note: Interest and average rates were calculated on a taxable equivalent basis (Non-GAAP), at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

5

THE BANK OF NEW YORK MELLON CORPORATION - Average Balances and Interest Rates - 11 Quarter Trend (continued)

	2016						2017
	June 30		Sept. 30		Dec. 31		March 31		June 30		Sept. 30
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollar amounts in millions)

Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$14,394	0.68%	$14,066	0.74%	$15,447	0.71%	$14,714	0.60%	$14,832	0.73%	$15,899	0.86%
Interest-bearing deposits with Federal Reserve & other central banks	97,788	0.30	74,102	0.20	61,672	0.18	66,043	0.35	69,316	0.41	70,430	0.50
Federal funds sold and securities purchased under resale agreements	25,813	0.87	26,376	0.93	27,233	0.97	25,312	1.07	26,873	1.29	28,120	1.67
Margin loans	18,226	1.40	18,132	1.48	17,547	1.61	15,753	1.94	15,058	2.32	13,206	2.60
Non-margin loans:
Domestic offices	29,413	2.25	30,534	2.22	32,730	2.23	30,963	2.44	30,734	2.70	29,950	2.87
Foreign offices	12,645	1.57	12,912	1.45	13,370	1.58	13,596	1.71	13,001	1.99	12,788	2.09
Total non-margin loans	42,058	2.04	43,446	1.99	46,100	2.04	44,559	2.22	43,735	2.49	42,738	2.64
Securities
U.S. government obligations	24,571	1.50	25,279	1.49	25,953	1.54	26,239	1.60	25,928	1.64	25,349	1.67
U.S. government agency obligations	56,050	1.68	56,464	1.70	57,049	1.82	56,857	1.90	59,533	1.95	61,710	2.00
Obligations of states and political subdivisions	3,778	2.90	3,598	2.98	3,461	3.08	3,373	3.11	3,298	3.09	3,226	3.06
Other securities	33,603	1.24	33,064	1.23	31,197	1.36	28,317	1.25	28,468	1.15	28,804	1.34
Trading securities	2,152	2.45	2,176	2.62	2,288	3.17	2,254	3.12	2,455	2.85	2,359	2.26
Total securities	120,154	1.57	120,581	1.58	119,948	1.70	117,040	1.74	119,682	1.74	121,448	1.81
Total interest-earning assets	318,433	1.14	296,703	1.19	287,947	1.30	283,421	1.38	289,496	1.47	291,841	1.59
Allowance for loan losses	(163)		(165)		(148)		(169)		(164)		(165)
Cash and due from banks	4,141		4,189		5,017		5,097		4,972		4,961
Other assets	50,563		49,463		50,322		46,731		47,303		48,329
Assets of consolidated investment funds (a)	1,246		1,040		1,004		1,120		908		743
Total Assets (a)	$374,220		$351,230		$344,142		$336,200		$342,515		$345,709

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$9,070	0.13%	$10,027	0.14%	$13,821	0.08%	$12,881	0.08%	$13,038	0.08%	$13,441	0.16%
Savings	1,175	0.39	1,201	0.41	1,152	0.42	1,094	0.61	1,014	0.75	837	0.76
Other time deposits	46,629	0.06	45,186	0.07	37,766	0.07	35,429	0.12	34,757	0.18	29,934	0.32
Foreign offices	108,248	0.01	98,695	(0.08)	92,942	(0.07)	90,416	(0.03)	93,527	0.05	98,278	0.10
Total interest-bearing deposits	165,122	0.03	155,109	(0.02)	145,681	(0.01)	139,820	0.03	142,336	0.09	142,490	0.16
Federal funds purchased and securities sold under repurchase agreements	18,204	0.28	9,585	0.24	11,567	0.30	18,995	0.51	17,970	0.84	21,403	1.30
Trading Liabilities	662	0.66	735	1.11	892	0.54	908	0.89	1,216	0.61	1,434	0.54
Other borrowed funds	4,628	0.48	2,047	0.53	1,286	0.77	2,986	0.91	3,408	1.05	4,933	1.26
Payables to customers and broker-dealers	16,935	0.05	16,873	0.07	17,091	0.07	18,961	0.16	20,609	0.30	18,516	0.42
Long-term debt	22,838	1.54	23,930	1.54	24,986	1.36	25,882	1.85	27,398	1.87	28,138	2.07
Total interest-bearing liabilities	228,389	0.21	208,279	0.19	201,503	0.19	207,552	0.33	212,937	0.42	216,914	0.57
Total noninterest-bearing deposits	84,033		81,619		82,267		73,555		73,886		70,168
Other liabilities	22,345		21,343		20,760		15,600		15,545		17,728
Liabilities and obligations of consolidated investment funds (a)	253		238		229		244		111		35
Total The Bank of New York Mellon Corporation Shareholders' Equity	38,379		39,051		38,713		38,507		39,404		40,322
Noncontrolling interest (a)	821		700		670		742		632		542
Total liabilities and shareholders' equity (a)	$374,220		$351,230		$344,142		$336,200		$342,515		$345,709
Net interest margin - GAAP		0.97%		1.05%		1.16%		1.13%		1.14%		1.15%
Net interest margin - Taxable equivalent basis - Non-GAAP (b)		0.98%		1.06%		1.17%		1.14%		1.16%		1.16%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
(b) See "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.
Note: Interest and average rates were calculated on a taxable equivalent basis (Non-GAAP), at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

6

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE - 11 Quarter Trend

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Staff	$1,485	$1,434	$1,437	$1,481	$1,459	$1,412	$1,467	$1,395	$1,472	$1,417	$1,469
Professional, legal and other purchased services	302	299	301	328	278	290	292	325	312	319	305
Software and equipment	228	228	226	225	219	223	215	237	223	232	233
Net occupancy	151	149	152	148	142	152	143	153	136	139	141
Distribution and servicing	98	96	95	92	100	102	105	98	100	104	109
Sub-custodian	70	75	65	60	59	70	59	57	64	65	62
Bank assessment charges	55	59	41	2	53	52	61	53	57	59	51
Business development	61	72	59	75	57	65	52	71	51	63	49
Other	187	191	227	199	188	188	170	175	167	192	177
Amortization of intangible assets	66	65	66	64	57	59	61	60	52	53	52
Merger & integration, litigation and restructuring (recoveries) charges	(3)	59	11	18	17	7	18	7	8	12	6
Total noninterest expense - GAAP	$2,700	$2,727	$2,680	$2,692	$2,629	$2,620	$2,643	$2,631	$2,642	$2,655	$2,654

Memo:
Total noninterest expense excluding amortization of intangible assets and M&I, litigation and restructuring (recoveries) charges - Non-GAAP (a)	$2,637	$2,603	$2,603	$2,610	$2,555	$2,554	$2,564	$2,564	$2,582	$2,590	$2,596

Full-time employees at period-end	50,500	50,700	51,300	51,200	52,100	52,200	52,300	52,000	52,600	52,800	52,900

(a) See "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.

7

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 11 Quarter Trend

	2015				2016				2017
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Assets under management at period end: (a)
Institutional	$1,188	$1,163	$1,129	$1,127	$1,155	$1,182	$1,234	$1,182	$1,243	$1,265	$1,285
Mutual Funds	445	454	419	420	405	398	396	381	397	418	447
Private Client	84	83	77	78	79	84	85	85	87	88	92
Assets under management	$1,717	$1,700	$1,625	$1,625	$1,639	$1,664	$1,715	$1,648	$1,727	$1,771	$1,824	(b)

AUM at period end, by product type: (a)(c)
Equity	10%	10%	9%	9%	9%	9%	9%	9%	9%	9%	9%
Fixed income	12	11	12	12	12	12	11	11	11	11	11
Index	21	21	19	20	19	18	18	19	19	18	18
Liability-driven investments (d)	30	30	32	31	33	34	35	34	34	35	35
Multi-asset and alternative investments	10	11	11	11	11	11	11	11	11	11	11
Cash	17	17	17	17	16	16	16	16	16	16	16
Total AUM	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	(b)

Assets under custody and/or administration at period end (in trillions) (e)	$28.5	$28.6	$28.5	$28.9	$29.1	$29.5	$30.5	$29.9	$30.6	$31.1	$32.2	(b)
Market value of securities on loan at period end (f)	$291	$283	$288	$277	$300	$278	$288	$296	$314	$336	$382

Key Market Metrics
S&P 500 Index (g)	2068	2063	1920	2044	2060	2099	2168	2239	2363	2423	2519
S&P 500 Index - daily average	2064	2102	2027	2052	1951	2075	2162	2185	2326	2398	2467
FTSE 100 Index (g)	6773	6521	6062	6242	6175	6504	6899	7143	7323	7313	7373
FTSE 100 Index-daily average	6793	6920	6399	6271	5988	6204	6765	6923	7274	7391	7380
MSCI EAFE (g)	1849	1842	1644	1716	1652	1608	1702	1684	1793	1883	1974
MSCI EAFE-daily average	1818	1905	1785	1732	1593	1648	1677	1660	1749	1856	1934
Barclays Capital Global Aggregate BondSM Index (g)(h)	448	442	446	442	468	482	486	451	459	471	480
NYSE & NASDAQ Share Volume (in billions)	187	185	206	198	218	203	186	189	186	199	179
JP Morgan G7 Volatility Index - daily average (i)	10.40	10.06	9.93	9.49	10.60	11.12	10.19	10.24	10.10	7.98	8.17
Average interest on excess reserves paid by the Federal Reserve	0.25%	0.25%	0.25%	0.29%	0.50%	0.50%	0.50%	0.55%	0.79%	1.04%	1.25%

Foreign exchange rates vs. U.S. dollar:
British pound (g)	$1.48	$1.57	$1.52	$1.48	$1.44	$1.34	$1.30	$1.23	$1.25	$1.30	$1.34
British pound - average rate	1.51	1.53	1.55	1.52	1.43	1.43	1.31	1.24	1.24	1.28	1.31
Euro (g)	1.07	1.11	1.12	1.09	1.14	1.11	1.12	1.05	1.07	1.14	1.18
Euro - average rate	1.13	1.11	1.11	1.10	1.10	1.13	1.12	1.08	1.07	1.10	1.17

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(b) Preliminary.
(c) In the first quarter of 2017, the AUM in our Wealth Management business and our multi-class funds has been reclassified to multi-asset and alternative investments. This reclassification does not change total AUM. All prior periods have been restated.

(d) Includes currency overlay assets under management.
(e) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at March 31, 2015 and June 30, 2015, $1.0 trillion at Sept. 30, 2015 and Dec. 31, 2015, $1.1 trillion at March 31, 2016 and June 30, 2016, $1.2 trillion at Sept. 30, 2016, Dec. 31, 2016, March 31, 2017 and June 30, 2017 and $1.3 trillion at Sept. 30, 2017.

(f) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $69 billion at March 31, 2015, $68 billion at June 30, 2015, $61 billion at Sept. 30, 2015, $55 billion at Dec. 31, 2015, $56 billion at March 31, 2016 and June 30, 2016, $64 billion at Sept. 30, 2016, $63 billion at Dec. 31, 2016, $65 billion at March 31, 2017, $66 billion at June 30, 2017 and $68 billion at Sept. 30, 2017.

(g) Period end.
(h) Unhedged in U.S. dollar terms.
(i) The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

8

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT NET FLOWS - 11 Quarter Trend

	2015				2016						2017
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr		2nd Qtr		3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Beginning balance of AUM (a)(b)	$1,686	$1,717	$1,700	$1,625	$1,625		$1,639		$1,664	$1,715	$1,648	$1,727	$1,771

Net inflows (outflows):
Long-term strategies:
Equity	(5)	(11)	(5)	(10)	(2)		(2)		(6)	(5)	(4)	(2)	(2)
Fixed income	3	(2)	(4)	2	—		(3)		(1)	(1)	2	2	4
Liability-driven investments (c)	8	5	11	11	14		15		4	(7)	14	15	(2)
Multi-asset and alternative investments	1	2	2	4	—		2		7	3	2	1	3
Total long-term active inflows (outflows)	7	(6)	4	7	12	—	12	—	4	(10)	14	16	3
Index	8	(10)	(10)	(17)	(11)		(17)		(3)	(1)	—	(13)	(3)
Total long-term strategies inflows (outflows)	15	(16)	(6)	(10)	1	—	(5)	—	1	(11)	14	3	—
Short-term strategies:
Cash	1	(11)	(9)	1	(9)		4		(1)	(3)	13	11	10
Total net inflows (outflows)	16	(27)	(15)	(9)	(8)	—	(1)	—	—	(14)	27	14	10
Net market impact / Other	32	(29)	(35)	24	41		71		80	(11)	41	1	17
Net currency impact	(35)	39	(25)	(15)	(19)		(47)		(29)	(42)	11	29	26
Acquisitions	18	—	—	—	—		2		—	—	—	—	—

Ending balance of AUM	$1,717	$1,700	$1,625	$1,625	$1,639		$1,664		$1,715	$1,648	$1,727	$1,771	$1,824	(d)

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(b) In the first quarter of 2017, the AUM in our Wealth Management business and our multi-class funds has been reclassified to multi-asset and alternative investments. This reclassification does not change total AUM. All prior periods have been restated.

(c) Includes currency overlay assets under management.
(d) Preliminary.

9

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS - 11 Quarter Trend

	2015				2016				2017
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Revenue:
Investment management fees:
Mutual funds	$301	$312	$301	$294	$300	$304	$309	$297	$299	$314	$332
Institutional clients	365	363	347	350	334	344	362	340	348	362	367
Wealth management	159	160	156	155	152	160	166	164	167	169	172
Total investment management fees (a)	825	835	804	799	786	808	837	801	814	845	871
Performance fees	15	20	7	55	11	9	8	32	12	17	15
Investment management and performance fees	840	855	811	854	797	817	845	833	826	862	886
Distribution and servicing	38	38	37	39	46	49	49	48	52	53	51
Other (a)	41	17	(5)	22	(31)	(10)	(18)	(1)	(1)	(16)	(19)
Total fee and other revenue (a)	919	910	843	915	812	856	876	880	877	899	918
Net interest revenue	75	77	83	84	83	82	82	80	86	87	82
Total revenue	994	987	926	999	895	938	958	960	963	986	1,000
Provision for credit losses	(1)	3	1	(4)	(1)	1	—	6	3	—	(2)
Noninterest expense (ex. amortization of intangible assets)	708	700	665	689	660	684	680	672	668	683	687
Amortization of intangible assets	24	25	24	24	19	19	22	22	15	15	15
Total noninterest expense	732	725	689	713	679	703	702	694	683	698	702
Income before taxes	$263	$259	$236	$290	$217	$234	$256	$260	$277	$288	$300
Income before taxes (ex. intangible amortization) - Non-GAAP	$287	$284	$260	$314	$236	$253	$278	$282	$292	$303	$315

Average assets	$31,361	$30,414	$30,960	$30,982	$29,971	$30,229	$30,392	$30,532	$31,067	$31,355	$31,689

Assets under management at period end (in billions) (b)	$1,717	$1,700	$1,625	$1,625	$1,639	$1,664	$1,715	$1,648	$1,727	$1,771	$1,824	(c)

Pre-tax operating margin	26%	26%	25%	29%	24%	25%	27%	27%	29%	29%	30%
Adjusted pre-tax operating margin - Non-GAAP (d)	32%	32%	31%	34%	30%	30%	33%	33%	34%	34%	35%

(a) Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income.

(b) Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(c) Preliminary.
(d) Excludes amortization of intangible assets, provision for credit losses, and distribution and servicing expense. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 22 of the Quarterly Earnings Release for the reconciliation of this Non-GAAP measure. Also, see "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.

10

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS - 11 Quarter Trend

	2015				2016				2017
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Revenue:
Investment services fees
Asset servicing - ex. securities lending	$979	$995	$1,001	$970	$974	$1,001	$997	$999	$998	$1,019	$1,040
Securities lending revenue	38	43	33	39	42	42	42	44	40	42	41
Clearing services	342	346	345	337	348	350	347	354	375	393	381
Issuer services	231	234	312	199	244	233	336	211	250	241	288
Treasury services	135	141	135	135	129	137	136	139	139	139	141
Total investment services fees	1,725	1,759	1,826	1,680	1,737	1,763	1,858	1,747	1,802	1,834	1,891
Foreign exchange and other trading revenue	212	181	179	150	168	161	177	157	153	145	154
Other (a)	92	117	129	127	125	130	148	128	129	136	142
Total fee and other revenue	2,029	2,057	2,134	1,957	2,030	2,054	2,183	2,032	2,084	2,115	2,187
Net interest revenue	629	667	662	664	679	690	715	713	707	761	777
Total revenue	2,658	2,724	2,796	2,621	2,709	2,744	2,898	2,745	2,791	2,876	2,964
Provision for credit losses	7	6	7	8	14	(7)	1	—	—	(3)	(2)
Noninterest expense (ex. intangible amortization)	1,822	1,874	1,853	1,791	1,770	1,819	1,812	1,786	1,812	1,889	1,837
Amortization of intangible assets	41	40	41	40	38	40	39	38	37	38	37
Total noninterest expense	1,863	1,914	1,894	1,831	1,808	1,859	1,851	1,824	1,849	1,927	1,874
Income before taxes	$788	$804	$895	$782	$887	$892	$1,046	$921	$942	$952	$1,092
Income before taxes (ex. amortization of intangible assets) - Non-GAAP	$829	$844	$936	$822	$925	$932	$1,085	$959	$979	$990	$1,129

Average loans	$45,071	$45,822	$46,222	$45,844	$45,004	$43,786	$44,329	$45,832	$42,818	$40,931	$38,038
Average assets	$287,321	$292,264	$285,195	$281,766	$273,289	$277,225	$275,714	$269,036	$251,027	$254,724	$252,461
Average deposits	$235,524	$238,404	$232,250	$229,241	$215,707	$221,998	$220,316	$213,531	$197,690	$200,417	$198,299

Pre-tax operating margin	30%	30%	32%	30%	33%	33%	36%	34%	34%	33%	37%
Adjusted pre-tax operating margin (ex. provision for credit losses and intangible amortization) - Non-GAAP	31%	31%	34%	32%	35%	34%	37%	35%	35%	34%	38%

Investment services fees as a percentage of noninterest expense (ex. intangible amortization)	95%	94%	99%	94%	98%	97%	103%	98%	99%	97%	103%

Assets under custody and/or administration at period end (in trillions) (b)	$28.5	$28.6	$28.5	$28.9	$29.1	$29.5	$30.5	$29.9	$30.6	$31.1	$32.2	(c)

Market value of securities on loan at period end (in billions) (d)	$291	$283	$288	$277	$300	$278	$288	$296	$314	$336	$382

(a) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue and investment and other income.
(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at March 31, 2015 and June 30, 2015, $1.0 trillion at Sept. 30, 2015 and Dec. 31, 2015, $1.1 trillion at March 31, 2016 and June 30, 2016, $1.2 trillion at Sept. 30, 2016, Dec. 31, 2016, March 31, 2017 and June 30, 2017 and $1.3 trillion at Sept. 30, 2017.

(c) Preliminary.
(d) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $69 billion at March 31, 2015, $68 billion at June 30, 2015, $61 billion at Sept. 30, 2015, $55 billion at Dec. 31, 2015, $56 billion at March 31, 2016 and June 30, 2016, $64 billion at Sept. 30, 2016, $63 billion at Dec. 31, 2016, $65 billion at March 31, 2017, $66 billion at June 30, 2017 and $68 billion at Sept. 30, 2017.

11

THE BANK OF NEW YORK MELLON
OTHER SEGMENT- 11 Quarter Trend

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Revenue:
Fee and other revenue	$85	$103	$59	$89	$129	$95	$100	$42	$72	$113	$69
Net interest revenue (expense)	24	35	14	12	4	(5)	(23)	38	(1)	(22)	(20)
Total revenue	109	138	73	101	133	90	77	80	71	91	49
Provision for credit losses	(4)	(15)	(7)	159	(3)	(3)	(20)	1	(8)	(4)	(2)
Noninterest expense (ex. amortization of intangible assets, M&I and restructuring (recoveries) charges)	108	79	97	150	141	53	88	108	106	28	77
Amortization of intangible assets	1	—	1	—	—	—	—	—	—	—	—
M&I and restructuring (recoveries) charges	(4)	8	(2)	(4)	(1)	3	—	2	1	—	—
Total noninterest expense	105	87	96	146	140	56	88	110	107	28	77
Income (loss) before taxes	$8	$66	$(16)	$(204)	$(4)	$37	$9	$(31)	$(28)	$67	$(26)
Income (loss) before taxes (ex. amortization of intangible assets, M&I and restructuring (recoveries) charges) - Non-GAAP	$5	$74	$(17)	$(208)	$(5)	$40	$9	$(29)	$(27)	$67	$(26)

Average loans and leases	$1,230	$2,956	$2,656	$2,673	$1,917	$1,703	$1,941	$2,142	$1,341	$1,302	$1,182
Average assets	$49,729	$55,601	$57,298	$55,842	$61,294	$66,766	$45,124	$44,577	$54,106	$56,436	$61,559

12

THE BANK OF NEW YORK MELLON CORPORATION BUSINESSES

	Investment Management			Investment Services			Other						Consolidated Results
(dollar amounts in millions unless otherwise noted)	2016	2015	2014	2016	2015	2014	2016		2015		2014		2016		2015		2014
Revenue:
Investment services fees
Asset servicing	$102	$89	$91	$4,141	$4,098	$3,983	$1		$—		$1		$4,244		$4,187		$4,075
Clearing services	—	—	—	1,399	1,370	1,329	5		5		6		1,404		1,375		1,335
Issuer services	—	—	—	1,024	976	966	2		2		2		1,026		978		968
Treasury services	6	9	9	541	546	555	—		—		—		547		555		564
Total investment services fees	108	98	100	7,105	6,990	6,833	8		7		9		7,221		7,095		6,942
Investment management fees	3,232	3,263	3,321	69	70	74	—		22		48		3,301		3,355		3,443
Performance fees	60	97	111	—	—	—	—		1		4		60		98		115
Foreign exchange and other trading revenue	(81)	(13)	(23)	663	722	643	119		59		(50)		701		768		570
Distribution and servicing	192	152	157	(26)	10	11	—		—		5		166		162		173
Financing-related fees	(3)	(1)	1	226	222	168	(4)		(1)		—		219		220		169
Investment and other income	(84)	(10)	(11)	262	163	153	168	(a)	166	(a)	1,083	(a)	346	(a)	319	(a)	1,225	(a)
Total fee revenue	3,424	3,586	3,656	8,299	8,177	7,882	291	(a)(b)	254	(a)(b)	1,099	(a)(b)	12,014	(a)(b)	12,017	(a)(b)	12,637	(a)(b)
Net securities gains (losses)	—	1	1	—	—	—	75		82		90		75		83		91
Total fee and other revenue	3,424	3,587	3,657	8,299	8,177	7,882	366	(a)(b)	336	(a)(b)	1,189	(a)(b)	12,089	(a)(b)	12,100	(a)(b)	12,728	(a)(b)
Net interest revenue (expense)	327	319	274	2,797	2,622	2,468	14		85		138		3,138		3,026		2,880
Total revenue	3,751	3,906	3,931	11,096	10,799	10,350	380	(a)	421	(a)	1,327	(a)	15,227	(a)	15,126	(a)	15,608	(a)
Provision for credit losses	6	(1)	—	8	28	(21)	(25)		133		(27)		(11)		160		(48)
Noninterest expense (ex. amortization of intangible assets)	2,696	2,762	2,921	7,187	7,340	8,066	394		432		892		10,277		10,534		11,879
Amortization of intangible assets	82	97	118	155	162	175	—		2		5		237		261		298
Total noninterest expense	2,778	2,859	3,039	7,342	7,502	8,241	394		434		897		10,514		10,795		12,177
Income (loss) before taxes and noncontrolling interest	$967	$1,048	$892	$3,746	$3,269	$2,130	$11	(a)(b)	$(146)	(a)(b)	$457	(a)(b)	$4,724	(a)(b)	$4,171	(a)(b)	$3,479	(a)(b)
Income (loss) before taxes (ex. intangible amortization)	$1,049	$1,145	$1,010	$3,901	$3,431	$2,305	$11	(a)(b)	$(144)	(a)(b)	$462	(a)(b)	$4,961	(a)(b)	$4,432	(a)(b)	$3,777	(a)(b)

Average loans	$15,015	$12,545	$10,589	$44,740	$45,743	$40,137	$1,926		$2,384		$3,484		$61,681		$60,672		$54,210
Average assets	$30,170	$30,928	$37,655	$273,808	$286,617	$271,477	$54,500		$54,642		$63,434		$358,478		$372,187		$372,566
Average deposits	$15,650	$15,160	$14,154	$217,882	$233,833	$225,503	$6,127		$2,441		$2,882		$239,659		$251,434		$242,539

Assets under management at period end (in billions) (c)	$1,648	$1,625	$1,686	$—	$—	$—	$—		$—		$—		$1,648		$1,625		$1,686
Assets under custody and/or administration at period end (in trillions) (d)	$—	$—	$—	$29.9	$28.9	$28.5	$—		$—		$—		$29.9		$28.9		$28.5
Market value of securities on loan at period end (in billions) (e)	$—	$—	$—	$296	$277	$289	$—		$—		$—		$296		$277		$289

Pre-tax operating margin	26%	27%	23%	34%	30%	21%	N/M		N/M		N/M		31%		28%		22%
Memo:
Securities lending revenue													$207		$176		$158

(a) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

(b) Total fee and other revenue and income before taxes for the years 2014, 2015 and 2016 include income from consolidated investment management funds of $163 million, $86 million and $26 million, respectively, net of income attributable to noncontrolling interests of $84 million, $64 million and $1 million respectively. The net of these income statement line items of $79 million, $18 million and $16 million, respectively, are included above in fee and other revenue. The years 2015 and 2016 include losses attributable to noncontrolling interest of $4 million and $9 million, respectively, related to other consolidated subsidiaries.

(c) Excludes securities lending cash management assets and assets managed in the Investment Services business. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(d) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.1 trillion at Dec. 31, 2014, $1.0 trillion at Dec. 31, 2015 and $1.2 trillion at Dec. 31, 2016.

(e) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $65 billion at Dec. 31, 2014, $55 billion at Dec. 31, 2015 and $63 billion at Dec. 31, 2016.

Note: See pages 10 through 12 for businesses results.
N/M - Not meaningful

13

THE BANK OF NEW YORK MELLON CORPORATION
NONPERFORMING ASSETS - 11 Quarter Trend

	2015				2016				2017
(dollar amounts in millions)	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30

Nonperforming loans:
Other residential mortgages	$111	$110	$103	$102	$99	$97	$93	$91	$88	$84	$80
Wealth management loans and mortgages	12	11	12	11	11	10	7	8	10	10	8
Commercial real estate	1	1	1	2	2	2	1	—	—	—	—
Lease financing	—	—	—	—	—	4	4	4	—	—	—
Commercial	—	—	—	—	5	—	—	—	—	—	—
Financial institutions	—	—	—	171	171	171	—	—	—	2	2

Total nonperforming loans	124	122	116	286	288	284	105	103	98	96	90
Other assets owned	4	5	7	6	4	5	4	4	9	4	4

Total nonperforming assets (a)	$128	$127	$123	$292	$292	$289	$109	$107	$107	$100	$94

Nonperforming assets ratio	0.21%	0.20%	0.20%	0.46%	0.48%	0.45%	0.17%	0.17%	0.18%	0.16%	0.16%
Nonperforming assets ratio excluding margin loans	0.30	0.30	0.28	0.67	0.69	0.63	0.23	0.23	0.24	0.21	0.21
Allowance for loan losses/nonperforming loans	153.2	150.0	156.0	54.9	56.3	55.6	141.0	164.1	167.3	171.9	178.9
Allowance for loan losses/nonperforming assets	148.4	144.1	147.2	53.8	55.5	54.7	135.8	157.9	153.3	165.0	171.3
Total allowance for credit losses/nonperforming loans	228.2	227.9	241.4	96.2	99.7	98.6	261.0	272.8	281.6	281.3	294.4
Total allowance for credit losses/nonperforming assets	221.1	218.9	227.6	94.2	98.3	96.9	251.4	262.6	257.9	270.0	281.9

(a) Loans of consolidated investment management funds are not part of BNY Mellon's loan portfolio. In 2Q15, BNY Mellon adopted the new accounting guidance included in ASU 2015-02, Consolidations.  As a result, we deconsolidated substantially all of the loans of consolidated investment management funds retroactively to Jan.1, 2015.

14

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 11 Quarter Trend

	2015				2016				2017
(dollar amounts in millions)	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30

Allowance for credit losses:
Allowance for credit losses	$191	$190	$183	$181	$157	$162	$158	$148	$169	$164	$165
Allowance for lending-related commitments	89	93	95	99	118	125	122	126	112	112	105
Allowance for credit losses - beginning of period	$280	$283	$278	$280	$275	$287	$280	$274	$281	$276	$270

Net (charge-offs) recoveries:
Charge-offs	—	—	—	(170)	—	—	(1)	(1)	(1)	—	—
Recoveries	1	1	1	2	2	2	14	1	1	1	1
Total net (charge-offs) recoveries	1	1	1	(168)	2	2	13	—	—	1	1

Provision for credit losses	2	(6)	1	163	10	(9)	(19)	7	(5)	(7)	(6)

Allowance for credit losses - end of period	$283	$278	$280	$275	$287	$280	$274	$281	$276	$270	$265

Allowance for loan losses	$190	$183	$181	$157	$162	$158	$148	$169	$164	$165	$161
Allowance for lending-related commitments	93	95	99	118	125	122	126	112	112	105	104
Allowance for credit losses - end of period	$283	$278	$280	$275	$287	$280	$274	$281	$276	$270	$265

Allowance for loan losses as a percentage of total loans	0.31%	0.29%	0.29%	0.25%	0.26%	0.25%	0.22%	0.26%	0.27%	0.27%	0.27%

15

THE BANK OF NEW YORK MELLON CORPORATION
Quarterly Financial Trends
October 19, 2017

Notes:
The following transactions/changes have impacted the reporting of our results:

In the first quarter of 2016, results of credit-related activities were reclassified from the Other segment to the Investment Services segment. Also, concurrent with this reclassification, the provision for credit losses associated with the respective credit portfolios is now reflected in each business segment. All prior periods have been restated.

Beginning in the first quarter of 2016, we revised the net interest revenue for our business to reflect adjustments to our transfer pricing methodology to better reflect the value of certain deposits. This change did not impact the consolidated results.

Beginning in the first quarter of 2016, we refined the expense allocation process for indirect expenses to simplify the expenses recorded in the Other segment to include only expenses not directly attributable to the Investment Management and Investment Services operations. This change did not impact the consolidated results.

In the third quarter of 2015, results of Meriten were reclassified from the Investment Management business to the Other segment. Meriten Investment Management was sold in July 2015.

The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).

In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

Restructuring charges in the second quarter of 2014 represent corporate initiatives and were recorded in the Other segment.

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:
Certain Non-GAAP measures are included in this document. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures relate to certain revenue/expense categories, impairment charge(recovery) related to Sentinel, percentages and ratios as described in footnotes. For further information, see "Supplemental information -- Explanation of GAAP and Non-GAAP Financial Measures" in the Quarterly Earnings Release. Also, see "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures. Summations may not equal due to rounding. As a result of our rounding convention and reclassifications noted above, differences may exist between the business trends data versus business data in the Form 10-Qs or other reports filed with the SEC.

16

Appendix - GAAP to Non-GAAP Reconciliations

17

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in these Quarterly Financial Trends certain Non-GAAP financial measures based on tangible common shareholders’ equity. The tangible common shareholders’ equity ratio, which excludes goodwill and intangible assets, net of deferred tax liabilities, includes changes in investment securities valuations which are reflected in total shareholders’ equity. BNY Mellon believes that the return on tangible common equity measure, which excludes goodwill and intangible assets net of deferred tax liabilities, is a useful additional measure for investors because it presents a measure of those assets that can generate income.

BNY Mellon has presented revenue measures, which exclude the effect of noncontrolling interests related to consolidated investment management funds, and expense measures, which exclude M&I, litigation and restructuring charges and amortization of intangible assets. Return on tangible common equity and operating margin measures, which exclude some or all of these items, as well as the impairment charge(recovery) related to Sentinel, are also presented. Operating margin measures may also exclude the provision for credit losses and distribution and servicing expense. BNY Mellon believes that these measures are useful to investors because they permit a focus on period-to-period comparisons, which relate to the ability of BNY Mellon to enhance revenues and limit expenses in circumstances where such matters are within BNY Mellon’s control. M&I expenses primarily relate to acquisitions and generally continue for approximately three years after the transaction. Litigation charges represent accruals for loss contingencies that are both probable and reasonably estimable, but exclude standard business-related legal fees. Restructuring charges relate to our streamlining actions and Operational Excellence Initiatives. Excluding these charges mentioned above permits investors to view expenses on a basis consistent with how management views the business.

The presentation of income (loss) from consolidated investment management funds, net of net income (loss) attributable to noncontrolling interests related to the consolidation of certain investment management funds permits investors to view revenue on a basis consistent with how management views the business. BNY Mellon believes that these presentations, as a supplement to GAAP information, give investors a clearer picture of the results of its primary businesses.

Net interest revenue (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP include the tax equivalent adjustments on tax-exempt income which allows for comparisons of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

18

THE BANK OF NEW YORK MELLON CORPORATION
PRE-TAX OPERATING MARGIN RATIO RECONCILIATION - 11 QUARTER TREND

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Income before income taxes – GAAP	$1,090	$1,165	$1,109	$871	$1,091	1,165	1,317	$1,152	$1,206	$1,308	$1,368
Less: Net income (loss) attributable to noncontrolling interests of consolidated investment management funds	31	37	(5)	5	(7)	4	9	4	18	3	3
Add: Amortization of intangible assets	66	65	66	64	57	59	61	60	52	53	52
M&I, litigation and restructuring charges (recoveries)	(3)	59	11	18	17	7	18	7	8	12	6
Impairment charge (recovery) related to Sentinel	—	—	—	170	—	—	(13)	—	—	—	—
Income before income taxes, as adjusted – Non-GAAP (a)	$1,122	$1,252	$1,191	$1,118	$1,172	$1,227	$1,374	$1,215	$1,248	$1,370	$1,423

Fee and other revenue – GAAP	$3,012	$3,067	$3,053	$2,950	$2,970	$2,999	$3,150	$2,954	$3,018	$3,120	$3,167
Income (loss) from consolidated investment management funds – GAAP	52	40	(22)	16	(6)	10	17	5	33	10	10
Net interest revenue – GAAP	728	779	759	760	766	767	774	831	792	826	839
Total revenue – GAAP	3,792	3,886	3,790	3,726	3,730	3,776	3,941	3,790	3,843	3,956	4,016
Less: Net income (loss) attributable to noncontrolling interests of consolidated investment management funds	31	37	(5)	5	(7)	4	9	4	18	3	3
Total revenue, as adjusted – Non-GAAP (a)	$3,761	$3,849	$3,795	$3,721	$3,737	$3,772	$3,932	$3,786	$3,825	$3,953	$4,013

Pre-tax operating margin - GAAP (b)(c)	29%	30%	29%	23%	29%	31%	33%	30%	31%	33%	34%
Adjusted pre-tax operating margin – Non-GAAP (a)(b)(c)	30%	33%	31%	30%	31%	33%	35%	32%	33%	35%	35%

(a) Non-GAAP information for all periods presented excludes net income (loss) attributable to noncontrolling interests of consolidated investment management funds, amortization of intangible assets and M&I, litigation and restructuring charges. Non-GAAP information for 4Q15 also excludes the impairment charge related to a court decision regarding Sentinel. Non-GAAP information for 3Q16 also excludes a recovery of the previously impaired Sentinel loan.

(b) Income before taxes divided by total revenue.
(c) Our GAAP earnings include tax-advantaged investments such as low income housing, renewable energy, corporate/bank-owned life insurance and tax-exempt securities. The benefits of these investments are primarily reflected in tax expense. If reported on a tax-equivalent basis, beginning with 2015, these investments would increase revenue and income before taxes by $64 million for 1Q15, $52 million for 2Q15, $53 million for 3Q15, $73 million for 4Q15, $77 million for 1Q16, $74 million for 2Q16, $74 million for 3Q16, $92 million for 4Q16, $101 million for 1Q17, $106 million for 2Q17 and $102 million for 3Q17, and would increase our pre-tax operating margin by approximately 1.2% for 1Q15, 0.9% for 2Q15, 1.0% for 3Q15, 1.5% for 4Q15, 1.4% for 1Q16, 1.3% for 2Q16, 1.2% for 3Q16, 1.7% for 4Q16, 1.8% for 1Q17 and 2Q17 and 1.6% for 3Q17.

19

THE BANK OF NEW YORK MELLON CORPORATION
RETURN ON TANGIBLE COMMON EQUITY RECONCILIATION - 11 QUARTER TREND

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$766	$830	$820	$637	$804	$825	$974	$822	$880	$926	$983
Add: Amortization of intangible assets	66	65	66	64	57	59	61	60	52	53	52
Less: Tax impact of amortization of intangible assets	23	21	23	22	20	21	21	19	18	19	17
Net income applicable to common shareholders of The Bank of New York Mellon Corporation excluding amortization of intangible assets – Non-GAAP	$809	$874	$863	$679	$841	$863	$1,014	$863	$914	$960	$1,018

Average common shareholders’ equity	$35,486	$35,516	$35,588	$35,664	$35,252	$35,827	$35,767	$35,171	$34,965	$35,862	$36,780
Less: Average goodwill	17,756	17,752	17,742	17,673	17,562	17,622	17,463	17,344	17,338	17,408	17,497
Average intangible assets	4,088	4,031	3,962	3,887	3,812	3,789	3,711	3,638	3,578	3,532	3,487
Add: Deferred tax liability – tax deductible goodwill (a)	1,362	1,351	1,379	1,401	1,428	1,452	1,477	1,497	1,518	1,542	1,561
Deferred tax liability – intangible assets (a)	1,200	1,179	1,164	1,148	1,140	1,129	1,116	1,105	1,100	1,095	1,092
Average tangible common shareholders’ equity – Non-GAAP	$16,204	$16,263	$16,427	$16,653	$16,446	$16,997	$17,186	$16,791	$16,667	$17,559	$18,449

Return on tangible common equity – Non-GAAP (b)	20.3%	21.5%	20.8%	16.2%	20.6%	20.4%	23.5%	20.4%	22.2%	21.9%	21.9%

(a) Deferred tax liabilities are based on fully phased-in Basel III capital rules.
(b) Quarterly returns are annualized.

20

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE RECONCILIATION - 11 QUARTER TREND

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Total noninterest expense -GAAP	$2,700	$2,727	$2,680	$2,692	$2,629	$2,620	$2,643	$2,631	$2,642	$2,655	$2,654
Less: Amortization of intangible assets	66	65	66	64	57	59	61	60	52	53	52
M&I, litigation and restructuring charges (recoveries)	(3)	59	11	18	17	7	18	7	8	12	6
Total noninterest expense excluding amortization of intangible assets and M&I, litigation and restructuring charges (recoveries) - Non-GAAP	$2,637	$2,603	$2,603	$2,610	$2,555	$2,554	$2,564	$2,564	$2,582	$2,590	$2,596

21

THE BANK OF NEW YORK MELLON CORPORATION
PRE-TAX OPERATING MARGIN - INVESTMENT MANAGEMENT BUSINESS - 11 QUARTER TREND

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Income before income taxes – GAAP	$263	$259	$236	$290	$217	$234	$256	$260	$277	$288	$300
Add: Amortization of intangible assets	24	25	24	24	19	19	22	22	15	15	15
Provision for credit losses	(1)	3	1	(4)	(1)	1	—	6	3	—	(2)
Adjusted income before income taxes excluding amortization of intangible assets and provision for credit losses – Non-GAAP	$286	$287	$261	$310	$235	$254	$278	$288	$295	$303	$313

Total revenue – GAAP	$994	$987	$926	$999	$895	$938	$958	$960	$963	$986	$1,000
Less: Distribution and servicing expense	97	95	94	92	100	102	104	98	101	104	110
Adjusted total revenue net of distribution and servicing expense – Non-GAAP	$897	$892	$832	$907	$795	$836	$854	$862	$862	$882	$890

Pre-tax operating margin - GAAP (a)	26%	26%	25%	29%	24%	25%	27%	27%	29%	29%	30%
Adjusted pre-tax operating margin excluding amortization of intangible assets, provision for credit losses, and distribution and servicing expense – Non-GAAP (a)	32%	32%	31%	34%	30%	30%	33%	33%	34%	34%	35%

(a) Income before taxes divided by total revenue.

22

THE BANK OF NEW YORK MELLON CORPORATION
NET INTEREST MARGIN RECONCILIATION - 11 QUARTER TREND

	2015				2016				2017
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Net interest revenue - GAAP	$728	$779	$759	$760	$766	$767	$774	$831	$792	$826	$839
Add: Tax equivalent adjustment	15	15	14	14	14	13	12	12	12	12	12
Net interest revenue - (FTE) - Non-GAAP	$743	$794	$773	$774	$780	$780	$786	$843	$804	$838	$851

Average interest-earning assets	$308,104	$318,596	$315,672	$312,610	$310,678	$318,433	$296,703	$287,947	$283,421	$289,496	$291,841

Net interest margin - GAAP (a)	0.95%	0.98%	0.96%	0.97%	0.99%	0.97%	1.05%	1.16%	1.13%	1.14%	1.15%
Net interest margin - (FTE) - Non-GAAP (a)	0.97%	1.00%	0.98%	0.99%	1.01%	0.98%	1.06%	1.17%	1.14%	1.16%	1.16%

(a) Net interest margin is annualized.

23